                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
A Farewell from the Chairman.....................   3
Performance Results..............................   4
Performance in Perspective.......................   5
Glossary of Terms................................   6
Portfolio Management Review......................   7
Portfolio Highlights.............................  10
Portfolio of Investments.........................  11
Statement of Assets and Liabilities..............  15
Statement of Operations..........................  16
Statement of Changes in Net Assets...............  17
Financial Highlights.............................  18
Notes to Financial Statements....................  21
Report of Independent Accountants................  28

GI ANR 1/99

                             LETTER TO SHAREHOLDERS



December 21, 1998

Dear Shareholder,
    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the
greatest bull markets in investment
history, unprecedented growth in
mutual fund investing, and a surge in                  [PHOTO]
personal retirement planning. The
coming millennium promises to hold
even more opportunities.
    To lead us into this new era of      DENNIS J. MCDONNELL AND DON G. POWELL
investing, we are proud to announce
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and he will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning, and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your fund and joins Dennis McDonnell in addressing you in future shareholder reports. (See Don Powell's farewell to shareholders on page 3.)

ECONOMIC REVIEW
    The economic picture changed from rosy to uncertain during the reporting period, as the Asian financial crisis led to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during the past several months. With this backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-cap stocks and government bonds. In recent weeks, however, the global financial situation has improved as dozens of foreign central banks have reduced interest rates in an effort to stimulate their economies.
    Despite the global turmoil, the United States experienced only a moderate slowdown in growth. In response to declining corporate profits and mounting international concerns, the Federal Reserve lowered interest rates three times, with 0.25 percent cuts in the federal funds rate in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing, albeit slowly. A continuation of low inflation--only a 1.5 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and keep inflation-adjusted interest rates attractive.

                                                             Continued on page 2

MARKET OVERVIEW
    Despite bouts of volatility, the stock market experienced impressive growth during the reporting period. The Dow Jones Industrial Average rose more than
16.5 percent during the 12 months and hit a record high of 9374 before falling back to more moderate levels. Large-cap stocks were responsible for much of this growth as investors favored the perceived stability of large, high-quality companies. The strongest sectors during the year were health care, technology, and communications, while commodity-based stocks--especially those of oil companies--suffered from declining prices. Small-cap stocks also significantly underperformed the rest of the market, with the Russell 2000 index actually losing 8.4 percent during the past 12 months.

OUTLOOK
    We anticipate that the U.S. economy will continue to grow at a moderate pace and that inflation will remain low. The global financial situation is already showing signs of improvement, although the road to recovery will be steep and slow. It should be aided in January by the launch of the euro, the new European transnational currency.
    In the long-term, we are optimistic that the stock market will continue its record growth, although we anticipate significant volatility as the strength of the market is tested. With declining profits and limited pricing power, many corporations may produce disappointing earnings in 1999. Combined with growing questions about corporate and government reactions to the Y2K computer problem, we could see an increasingly nervous market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                          A FAREWELL FROM THE CHAIRMAN

            ------------------------   -   ------------------------

Dear Shareholder,
    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the fund shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investment results and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your financial advisor to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Fund.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

Don G. Powell

Don G. Powell

            ------------------------   -   ------------------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1998

                       VAN KAMPEN GROWTH AND INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....   16.21%     15.38%      15.37%
One-year total return(2).................    9.54%     10.38%      14.37%
Five-year average annual total
return(2)................................   17.01%     17.30%      17.47%
Ten-year average annual total
return(2)................................   14.94%        N/A         N/A
Life-of-Fund average annual total
return(2)................................   10.11%     17.05%      17.05%
Commencement date........................  08/01/46   08/02/93   08/02/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since November 30, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index over time. The indices are broad-based, statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Growth and Income Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index (November 30, 1988 through November 30, 1998)

                                    [GRAPH]

                                                   VAN KAMPEN GROWTH           STANDARD & POOR'S           LIPPER GROWTH AND
                                                    AND INCOME FUND             500 STOCK INDEX            INCOME  FUND INDEX
                                                   -------------------       ----------------------     ------------------------
Nov 1988                                                 9425.00                    10000.00                    10000.00
                                                         9845.00                    10237.00                    10153.00
                                                        10348.00                    10966.00                    10764.00
                                                        10186.00                    10648.00                    10632.00
                                                        10390.00                    10962.00                    10845.00
                                                        10799.00                    11511.00                    11286.00
                                                        11257.00                    11915.00                    11672.00
                                                        10901.00                    11927.00                    11637.00
                                                        11586.00                    12981.00                    12418.00
                                                        11962.00                    13183.00                    12686.00
                                                        11871.00                    13203.00                    12605.00
                                                        11154.00                    12870.00                    12234.00
Nov 1989                                                11348.00                    13083.00                    12394.00
                                                        11383.00                    13471.00                    12563.00
                                                        10523.00                    12544.00                    11849.00
                                                        10882.00                    12652.00                    12021.00
                                                        11179.00                    13064.00                    12239.00
                                                        10777.00                    12713.00                    11894.00
                                                        11818.00                    13882.00                    12784.00
                                                        11790.00                    13882.00                    12699.00
                                                        11548.00                    13810.00                    12615.00
                                                        10435.00                    12507.00                    11588.00
                                                         9938.00                    11983.00                    10991.00
                                                         9896.00                    11903.00                    10820.00
Nov 1990                                                10521.00                    12616.00                    11459.00
                                                        10787.00                    13052.00                    11810.00
                                                        11193.00                    13594.00                    12420.00
                                                        11963.00                    14508.00                    13235.00
                                                        12263.00                    14941.00                    13495.00
                                                        12241.00                    14946.00                    13555.00
                                                        12705.00                    15522.00                    14096.00
                                                        12152.00                    14908.00                    13447.00
                                                        12728.00                    15577.00                    14020.00
                                                        13054.00                    15883.00                    14346.00
                                                        12978.00                    15705.00                    14240.00
                                                        13285.00                    15891.00                    14462.00
Nov 1991                                                12792.00                    15193.00                    13839.00
                                                        14049.00                    17011.00                    15088.00
                                                        14027.00                    16673.00                    15071.00
                                                        14281.00                    16832.00                    15352.00
                                                        13938.00                    16583.00                    15072.00
                                                        14194.00                    17046.00                    15349.00
                                                        14349.00                    17062.00                    15509.00
                                                        14093.00                    16899.00                    15250.00
                                                        14586.00                    17565.00                    15748.00
                                                        14362.00                    17143.00                    15472.00
                                                        14563.00                    17432.00                    15681.00
                                                        14687.00                    17468.00                    15750.00
Nov 1992                                                15127.00                    17997.00                    16284.00
                                                        15386.00                    18305.00                    16541.00
                                                        15662.00                    18434.00                    16797.00
                                                        15806.00                    18628.00                    17047.00
                                                        16274.00                    19102.00                    17520.00
                                                        15885.00                    18617.00                    17303.00
                                                        16189.00                    19040.00                    17634.00
                                                        16406.00                    19193.00                    17745.00
                                                        16565.00                    19091.00                    17840.00
                                                        17140.00                    19748.00                    18511.00
                                                        17358.00                    19687.00                    18534.00
                                                        17628.00                    20069.00                    18821.00
Nov 1993                                                17296.00                    19810.00                    18519.00
                                                        17898.00                    20142.00                    18959.00
                                                        18504.00                    20797.00                    19609.00
                                                        18022.00                    20172.00                    19112.00
                                                        17336.00                    19385.00                    18345.00
                                                        17591.00                    19608.00                    18594.00
                                                        17732.00                    19851.00                    18815.00
                                                        17287.00                    19468.00                    18441.00
                                                        17784.00                    20081.00                    18946.00
                                                        18452.00                    20836.00                    19665.00
                                                        18091.00                    20419.00                    19203.00
                                                        18277.00                    20846.00                    19416.00
Nov 1994                                                17506.00                    20022.00                    18698.00
                                                        17601.00                    20416.00                    18881.00
                                                        18159.00                    20911.00                    19176.00
                                                        18809.00                    21666.00                    19894.00
                                                        19276.00                    22397.00                    20361.00
                                                        19822.00                    23024.00                    20923.00
                                                        20524.00                    23860.00                    21625.00
                                                        20974.00                    24528.00                    22033.00
                                                        21837.00                    25308.00                    22772.00
                                                        21900.00                    25300.00                    22990.00
                                                        22570.00                    26472.00                    23675.00
                                                        22208.00                    26340.00                    23353.00
Nov 1995                                                23343.00                    27421.00                    24357.00
                                                        23880.00                    28060.00                    24760.00
                                                        24485.00                    28976.00                    25496.00
                                                        24703.00                    29176.00                    25852.00
                                                        25087.00                    29565.00                    26182.00
                                                        25155.00                    29962.00                    26582.00
                                                        25661.00                    30646.00                    26970.00
                                                        25606.00                    30888.00                    26855.00
                                                        24437.00                    29475.00                    25761.00
                                                        25165.00                    30030.00                    26537.00
                                                        26178.00                    31836.00                    27721.00
                                                        26688.00                    32668.00                    28349.00
Nov 1996                                                28559.00                    35065.00                    30175.00
                                                        28189.00                    34486.00                    29879.00
                                                        29325.00                    36601.00                    31211.00
                                                        29582.00                    36818.00                    31477.00
                                                        28553.00                    35417.00                    30381.00
                                                        29619.00                    37485.00                    31504.00
                                                        31623.00                    39681.00                    33337.00
                                                        32759.00                    41586.00                    34644.00
                                                        35286.00                    44835.00                    37130.00
                                                        33626.00                    42260.00                    35737.00
                                                        35355.00                    44697.00                    37543.00
                                                        33968.00                    43155.00                    36296.00
Nov 1997                                                34634.00                    45080.00                    37309.00
                                                        35092.00                    45975.00                    37909.00
                                                        35367.00                    46442.00                    38009.00
                                                        37626.00                    49714.00                    40394.00
                                                        39797.00                    52375.00                    42263.00
                                                        40115.00                    52850.00                    42490.00
                                                        39840.00                    51855.00                    41809.00
                                                        40515.00                    54099.00                    42312.00
                                                        39602.00                    53471.00                    41276.00
                                                        34524.00                    45675.00                    35446.00
                                                        35857.00                    48728.00                    37037.00
                                                        38266.00                    52640.00                    39727.00
Nov 1998                                                40249.00                    55753.00                    41641.00

--------------------------------
Fund's Total Return
1  Year Avg. Annual    =   9.54%
5  Year Avg. Annual    =  17.01%
10 Year Avg. Annual    =  14.94%
Inception Avg. Annual  =  10.11%
--------------------------------

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

CAPITALIZATION: The size of a company, as measured by the value of its stock.
    Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, they trade at prices below the value that value investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW

                       VAN KAMPEN GROWTH AND INCOME FUND

We recently spoke with the management team of the Van Kampen Growth and Income Fund about the key events and economic forces that shaped the markets during the fiscal year ended November 30, 1998. The team is led by James A. Gilligan, portfolio manager, Scott A. Carroll, portfolio comanager; and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during this time.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THIS 12-MONTH PERIOD?

A Although the majority of the reporting period was dominated by global instability, the market found a new source of inspiration during the last few months of the Fund's fiscal year: the Federal Reserve Board.
Domino-effect currency devaluations in Asia, Eastern Europe, Russia, and Latin America precipitated several months of market volatility as investors fled risk-sensitive securities and embraced the relative safety of U.S. Treasuries. The Dow Jones Industrial Average, which reached a record high in July, reflected plummeting investor confidence by shedding approximately 1000 points in the third quarter of 1998.
    In September, however, a lull settled over the market as the Federal Reserve Board implemented its first rate cut in two years. Investors, recognizing that the U.S. economy remained fundamentally sound despite global uncertainty, returned to the stock market with growing enthusiasm. As a result, the Dow recovered much of its earlier losses. During the final weeks of the reporting period, the Fed continued to support a thriving stock market and to orchestrate a turnaround in the global economy by approving two additional interest rate cuts in quick succession. This triple-action rate cut lowered the federal funds rate by a total of 75 basis points and stemmed lingering recession fears.

Q     AGAINST THIS BACKDROP, WHAT TYPE OF COMPANIES PERFORMED ESPECIALLY WELL?

A As has been true for the past several years, large-capitalization stocks, in the main, outperformed mid- and small-capitalization stocks during the period, reflecting investors' preference for established companies with more stable earnings prospects. However, mid- and small-cap stocks waged a strong comeback at the end of the period, as some blue-chip companies posted earnings disappointments. In certain sectors such as technology and health care, small-cap companies won the performance race against their larger cousins but weren't quite able to catch up across the broad market.

Q TELL US ABOUT SOME OF THE MAJOR SECTORS AND SPECIFIC HOLDINGS REPRESENTED IN THE PORTFOLIO.

A The Fund's largest sector position during the period was in health care--which, happily, was one of the better-performing sectors represented in the portfolio. In a market that was battered by volatility, we found ample opportunity to add what we felt were overlooked stocks to the Fund's portfolio at compelling prices. With this in mind, we increased the Fund's allocation to hospital and retirement services companies, which are emerging from a difficult period of adjustment to changes in Medicare. Many stocks in this sector have growth potential and low price-to-earnings ratios, which creates some desirable value situations. This was the case for two of the new securities we added during the period, HCR Manor Care and United HealthCare. We also studied pharmaceutical companies for new ideas or new product debuts that might boost stock performance, which was the case for Pharmacia & Upjohn.
    In addition to health care, we favored the technology sector during the period. As we discussed in your last report, this sector had been one of the portfolio's most troubled performers earlier in the year due to lingering problems in Asia. However, technology stocks soared during the last quarter of the Fund's fiscal year, and we were able to find ample opportunity in the midst of uncertainty. One of our largest holdings, International Business Machines
(IBM), continued to turn in outstanding performance thanks to the company's focus on mainframe computers and services. At the same time, semiconductor companies which benefited from an improved balance in supply and demand saw a better pricing environment.
    We continue to be pleased with developments in the utility industry. Telephone stocks in general turned in strong performances, buoyed by increased merger and acquisition activity. Electric stocks presented something of a mixed bag; one success was Northeast Utilities, which appreciated in anticipation of restarting one of the company's nuclear plants.
    Finally, we maintained a small but successful percentage of the portfolio in retail stocks. Our best-performing stock in this sector, and perhaps in the portfolio, was Tommy Hilfiger, which was added to the portfolio in late 1997. Overall, retail stocks performed very well during the period because of increases in consumer spending. Past performance cannot guarantee future results.

Q     WERE THERE ANY DISAPPOINTMENTS IN THE PORTFOLIO?

A Finance, the Fund's second-largest sector, was a source of concern during the period. Financial companies fared very poorly because of international credit problems. Because we saw tensions increasing in this sector, we reduced or eliminated some of our bank holdings that had the highest levels of credit exposure, including a number of large banks with significant involvement in emerging-market loans. On the buy side, we added regional banks such as PNC to the portfolio. PNC had experienced prior difficulties but showed signs of improvement during the period. We also reinforced our investments in insurance companies such as American General and Equitable, two of our largest holdings, which benefited from consolidation within the industry.

    In the last report, we mentioned some of the factors that negatively affected Philip Morris for much of the year. Although that stock's net return is still depressed, we have seen some improvement in the last month, especially in light of a $206 billion settlement of state lawsuits which unveiled near the end of the reporting period. For additional Fund portfolio highlights, please refer to page 10.

Q     SO, HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund achieved a total return of 16.21 percent(1) (Class A shares at net asset value) for the 12-month period ended November 30, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 21.27 percent, and the Lipper Growth and Income Fund Index produced a total return of 11.61 percent for the same period. The S&P 500-Stock Index is a broad-based index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of all growth and income funds. These indices are statistical composites that do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page 4 for additional Fund performance results.

Q     WHAT DO YOU SEE HAPPENING IN THE MARKET OVER THE COMING MONTHS?

A Although the U.S. economy is still growing and experiencing low inflation, we don't believe the full impact of global economic difficulties has been felt yet on U.S. companies. As domestic firms begin to report their year-end earnings, we expect to see more evidence that companies have been negatively affected by economic weakness abroad. In the near term, this will likely result in continued volatility for the stock market and the Fund. Over the long term, we believe that investors will continue to seek companies with strong fundamentals, consistent historical track records, promising growth prospects, and attractive valuations. We feel that the Growth and Income Fund, with its emphasis on the attempt to identify such companies, should be well positioned in this environment.

[SIG.]

James A. Gilligan
Portfolio Manager

[SIG.]

Scott A. Carroll
Portfolio Comanager

[SIG.]

Stephen L. Boyd
Chief Investment Officer
for Equity Investments

                                                  Please see footnotes on page 4

                              PORTFOLIO HIGHLIGHTS

                       VAN KAMPEN GROWTH AND INCOME FUND
 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                                      PERCENTAGE OF
                                            TOP TEN HOLDINGS        THESE INVESTMENTS
                                         AS OF NOVEMBER 30, 1998      12 MONTHS AGO
International Business Machines
  Corp. ...........................              3.85% .........         2.99%
Philip Morris Cos., Inc. ..........              3.20% .........         2.25%
Chase Manhattan Corp. .............              2.10% .........         1.78%
American Home Products Corp. ......              2.10% .........         1.14%
Rhone-Poulenc, SA--ADR (France) ...              2.06% .........         1.19%
Texaco, Inc. ......................              1.96% .........         2.01%
Mobile Corp. ......................              1.92% .........           N/A
Pharmacia & Upjohn, Inc. ..........              1.78% .........         1.37%
US WEST Media Group ...............              1.77% .........         1.00%
Waste Management, Inc. ............              1.71% .........         0.57%

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF NOVEMBER 30, 1998
Health Care ...............  17.4%
Finance ...................  15.2%
Technology ................  15.0%
Utilities .................  12.8%
Consumer Non-Durables .....  10.7%

  AS OF NOVEMBER 30, 1997
Finance ...................  17.3%
Technology ................  13.4%
Health Care ...............  11.8%
Utilities .................  11.2%
Consumer Non-Durables .....   9.8%

 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                       AS OF                   AS OF
                                 NOVEMBER 30, 1998       NOVEMBER 30, 1997
Common Stocks ..................      87.7% ......            86.6%
Convertibles ...................       2.2% ......             4.4%
Commercial Paper ...............       3.0% ......             2.1%
U.S. Government Agency
  Obligations ..................       7.1% ......             6.9%

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
COMMON STOCKS  88.4%
CONSUMER DISTRIBUTION  0.5%
Sysco Corp..................................................    232,400    $    6,260,275
                                                                           --------------
CONSUMER DURABLES  0.5%
Black & Decker Corp.........................................    138,500         7,504,969
                                                                           --------------
CONSUMER NON-DURABLES  9.8%
Anheuser Busch Cos., Inc....................................    192,700        11,682,438
Benckiser NV, Class B - ADR (Netherlands)...................    178,000        10,457,500
Colgate - Palmolive Co......................................    229,010        19,608,981
Hershey Foods Corp..........................................    200,400        13,476,900
Philip Morris Cos., Inc.....................................    724,000        40,498,750
Ralston Purina Group........................................    565,100        19,672,544
Unilever NV - ADR (Netherlands).............................    138,100        10,676,856
Whitman Corp................................................    413,000         9,344,125
                                                                           --------------
                                                                              135,418,094
                                                                           --------------
CONSUMER SERVICES  0.9%
H & R Block, Inc............................................    282,800        12,708,325
                                                                           --------------
ENERGY  9.1%
Atlantic Richfield Co.......................................    324,500        21,579,250
Coastal Corp................................................    580,800        20,255,400
El Paso Energy Corp.........................................    429,200        14,646,450
Mobil Corp..................................................    281,900        24,296,256
Texaco, Inc.................................................    431,100        24,815,194
Valero Energy Corp..........................................    267,200         5,611,200
YPF Sociedad Anonima, Class D - ADR (Argentina).............    531,400        15,676,300
                                                                           --------------
                                                                              126,880,050
                                                                           --------------
FINANCE  13.8%
Aetna, Inc..................................................    155,600        12,029,825
Allstate Corp...............................................    193,400         7,881,050
American General Corp.......................................    306,100        21,560,919
Arden Realty, Inc. (REIT)...................................    324,900         7,472,700
Bank of Tokyo - Mitsubishi, Ltd. - ADR (Japan)..............    904,700         9,555,894
BankBoston Corp.............................................     89,700         3,733,763
Chase Manhattan Corp........................................    418,500        26,548,594
Citigroup, Inc..............................................    308,000        15,457,750
Equitable Cos., Inc.........................................    353,100        19,508,775
Exel Ltd....................................................    136,800        10,277,100
First Union Corp............................................    261,510        15,886,732

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
FINANCE (CONTINUED)
Fleet Financial Group, Inc..................................    320,800    $   13,373,350
PNC Bank Corp...............................................    293,700        15,143,906
Washington Mutual, Inc......................................    348,450        13,502,437
                                                                           --------------
                                                                              191,932,795
                                                                           --------------
HEALTHCARE  15.8%
Alza Corp. (a)..............................................    312,300        16,317,675
American Home Products Corp.................................    497,400        26,486,550
Beckman Coulter, Inc........................................    231,900        11,189,175
Columbia / HCA Healthcare Corp..............................    307,700         7,577,113
HCR Manor Care, Inc. (a)....................................     51,000         1,619,250
IMS Health, Inc.............................................    212,900        14,131,237
Merck & Co., Inc............................................    120,500        18,662,437
Mylan Labs., Inc............................................    542,400        18,000,900
PacifiCare Health Systems, Class B (a)......................    147,530        11,110,853
Pharmacia & Upjohn, Inc.....................................    431,400        22,459,762
Rhodia, SA - ADR (France) (a)...............................    394,900         6,071,588
Rhone-Poulenc, SA - ADR (France), Warrants (expiring
  11/05/01) (a).............................................    239,000           941,063
Rhone-Poulenc, SA, Class A - ADR (France)...................    501,100        25,055,000
St. Jude Medical, Inc.......................................    301,400         8,759,438
Teva Pharmaceutical Industries Ltd. - ADR (Israel)..........    208,800         9,082,800
United HealthCare Corp......................................    261,200        11,786,650
Watson Pharmaceuticals, Inc. (a)............................    190,700        10,273,962
                                                                           --------------
                                                                              219,525,453
                                                                           --------------
PRODUCER MANUFACTURING  5.1%
AlliedSignal, Inc...........................................    375,600        16,526,400
Ingersoll-Rand Co...........................................    401,700        18,804,581
Philips Electronics NV - ADR (Netherlands)..................    216,400        13,700,825
Waste Management, Inc.......................................    503,355        21,581,346
                                                                           --------------
                                                                               70,613,152
                                                                           --------------
RAW MATERIALS/PROCESSING INDUSTRIES  4.6%
Boise Cascade Corp..........................................    278,900         8,837,644
Crown Cork & Seal Co., Inc..................................    434,600        14,667,750
Fort James Corp.............................................    203,300         7,954,112
Imperial Chemical Industries PLC - ADR (United Kingdom).....    253,500         9,601,312
Monsanto Co.................................................    122,000         5,528,125
Raychem Corp................................................    491,900        16,755,344
                                                                           --------------
                                                                               63,344,287
                                                                           --------------

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
RETAIL  3.1%
Federated Department Stores, Inc. (a).......................    345,900    $   14,419,706
Gap, Inc....................................................    181,200        13,329,525
Tommy Hilfiger Corp. (a)....................................    247,800        14,991,900
                                                                           --------------
                                                                               42,741,131
                                                                           --------------
TECHNOLOGY  13.6%
Adobe Systems, Inc..........................................    481,100        21,529,225
BMC Software, Inc. (a)......................................    362,200        18,494,837
Computer Associates International, Inc......................    189,000         8,363,250
Electronic Data Systems Corp................................    236,200         9,211,800
First Data Corp.............................................    276,200         7,371,088
International Business Machines Corp........................    294,900        48,658,500
Micron Technology, Inc......................................    221,100         9,134,194
Motorola, Inc. .............................................     90,300         5,598,600
Oracle Corp. (a)............................................    289,200         9,905,100
Quantum Corp. (a)...........................................    536,600        11,872,275
Texas Instruments, Inc......................................    167,700        12,808,087
Xerox Corp..................................................    153,600        16,512,000
Xilinx, Inc. (a)............................................    187,200         9,500,400
                                                                           --------------
                                                                              188,959,356
                                                                           --------------
UTILITIES  11.6%
BEC Energy..................................................    261,600        10,791,000
BellSouth Corp..............................................    128,000        11,168,000
Consolidated Edison, Inc....................................    349,500        17,758,969
Edison International........................................    381,500        10,491,250
FPL Group, Inc..............................................     23,700         1,451,625
GPU, Inc....................................................    314,600        13,783,412
GTE Corp....................................................    193,500        11,997,000
Illinova Corp...............................................    203,000         5,493,688
Niagara Mohawk Power Corp...................................  1,086,600        16,706,475
Northeast Utilities.........................................    889,000        14,001,750
Peco Energy Co. ............................................    134,000         5,376,750
SBC Communications, Inc.....................................    136,700         6,553,056
Sprint Corp.................................................    167,500        12,185,625
Sprint Corp. (PCS Group) (a)................................     83,750         1,340,000
US WEST Media Group.........................................    359,300        22,366,425
                                                                           --------------
                                                                              161,465,025
                                                                           --------------
TOTAL COMMON STOCKS  88.4%.............................................     1,227,352,912
                                                                           --------------

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
PREFERRED STOCK  0.4%
Fresenius National Med Care, Inc. (convertible into common
  stock) (a)................................................     10,000    $          380
Microsoft Corp., $2.196 dividend per share (convertible into
  common stock).............................................     58,000         5,647,750
                                                                           --------------
                                                                                5,648,130
                                                                           --------------
CONVERTIBLE CORPORATE OBLIGATIONS  2.2%
Deutsche Bank Finance - 144A (Netherlands) ($18,000,000 par, 0% coupon,
  02/12/17 maturity) (c)...............................................        10,102,500
Hewlett-Packard Co. LYON - 144A ($8,375,000 par, 0% coupon, 10/14/17
  maturity) (c)........................................................         4,574,844
Merrill Lynch STRYPES (66,100 shares, 6.00% coupon, 06/01/99 maturity,
  convertible into 54,175 Cox Communication common shares).............         2,891,834
Roche Holdings, Inc. LYON (Switzerland) ($17,000,000 par, 0% coupon,
  04/20/10 maturity)...................................................        10,752,500
Sandoz Ltd. (Switzerland) ($1,310,000 par, 2.00% coupon, 10/06/02
  maturity)............................................................         2,333,437
                                                                           --------------
                                                                               30,655,115
                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  91.0%
  (Cost $1,000,245,080)................................................     1,263,656,157
                                                                           --------------
SHORT-TERM INVESTMENTS  10.2%
COMMERCIAL PAPER  3.0%
General Electric Capital Corp. ($42,350,000 par, yielding 5.421%,
  12/01/98 maturity)...................................................        42,343,624
                                                                           --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  7.2%
Federal Home Loan Bank Discount Notes ($25,000,000 par, yielding
  4.839%, 12/30/98 maturity) (b).......................................        24,903,332
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding
  5.351%, 12/22/98 maturity) (b).......................................        24,923,000
Federal National Mortgage Association Discount Notes ($20,500,000 par,
  yielding 5.397%, 12/15/98 maturity) (b)..............................        20,457,588
Federal National Mortgage Association Discount Notes ($30,000,000 par,
  yielding 5.137%, 02/18/99 maturity) (b)..............................        29,667,000
                                                                           --------------
                                                                               99,950,920
                                                                           --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $142,293,768)..................................................       142,294,544
                                                                           --------------
TOTAL INVESTMENTS  101.2%
  (Cost $1,142,538,848)................................................     1,405,950,701
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.2%)..........................       (16,674,689)
                                                                           --------------
NET ASSETS 100.0%......................................................    $1,389,276,012
                                                                           ==============

(a) Non-income producing security as this stock currently does not declare dividends.
(b) Assets segregated for open futures transactions.
(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR--American Depository Receipt.
LYON--Liquid yield option note.
STRYPES--Structured yield product exchangeable for common stock.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,142,538,848).....................  $1,405,950,701
Cash........................................................          11,588
Receivables:
  Fund Shares Sold..........................................       2,325,848
  Dividends.................................................       1,941,085
  Investments Sold..........................................       1,225,575
  Interest..................................................          26,711
Other.......................................................          52,797
                                                              --------------
      Total Assets..........................................   1,411,534,305
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................      18,250,999
  Variation Margin on Futures...............................       2,060,500
  Distributor and Affiliates................................         895,509
  Investment Advisory Fee...................................         429,294
  Income Distributions......................................          46,096
Accrued Expenses............................................         385,973
Trustees Deferred Compensation and Retirement Plans.........         189,922
                                                              --------------
      Total Liabilities.....................................      22,258,293
                                                              --------------
NET ASSETS..................................................  $1,389,276,012
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,045,565,528
Net Unrealized Appreciation.................................     271,665,940
Accumulated Net Realized Gain...............................      71,437,419
Accumulated Undistributed Net Investment Income.............         607,125
                                                              --------------
NET ASSETS..................................................  $1,389,276,012
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $901,274,388 and 47,732,314 shares of
    beneficial interest issued and outstanding).............  $        18.88
    Maximum sales charge (5.75%* of offering price).........            1.15
                                                              --------------
    Maximum offering price to public........................  $        20.03
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $442,355,314 and 23,564,263 shares of
    beneficial interest issued and outstanding).............  $        18.77
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $45,646,310 and 2,430,676 shares of
    beneficial interest issued and outstanding).............  $        18.78
                                                              ==============
*On sales of $50,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................  $ 17,988,248
Interest....................................................     8,898,666
                                                              ------------
    Total Income............................................    26,886,914
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,051,684, $4,051,930 and $419,277,
  respectively).............................................     6,522,891
Investment Advisory Fee.....................................     4,967,237
Shareholder Services........................................     3,053,395
Custody.....................................................        84,900
Legal.......................................................        41,830
Trustees' Fees and Expenses.................................        37,646
Other.......................................................       763,893
                                                              ------------
Total Expenses..............................................    15,471,792
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 11,415,122
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
    Investments.............................................  $ 70,407,764
    Futures.................................................     2,215,134
                                                              ------------
Net Realized Gain...........................................    72,622,898
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   170,134,229
                                                              ------------
  End of the Period:
    Investments.............................................   263,411,853
    Futures.................................................     8,254,087
                                                              ------------
                                                               271,665,940
                                                              ------------
Net Unrealized Appreciation During the Period...............   101,531,711
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $174,154,609
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $185,569,731
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended November 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                         Year Ended           Year Ended
                                                      November 30, 1998    November 30, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................  $   11,415,122       $   10,747,126
Net Realized Gain....................................      72,622,898          142,774,617
Net Unrealized Appreciation During the Period........     101,531,711           31,725,750
                                                       --------------       --------------
Change in Net Assets from Operations.................     185,569,731          185,247,493
                                                       --------------       --------------
Distributions from Net Investment Income:
  Class A Shares.....................................     (10,777,270)          (8,812,655)
  Class B Shares.....................................      (2,403,630)          (1,691,267)
  Class C Shares.....................................        (246,229)            (185,706)
                                                       --------------       --------------
                                                          (13,427,129)         (10,689,628)
                                                       --------------       --------------
Distributions from Net Realized Gain:
  Class A Shares.....................................     (92,498,080)         (38,290,040)
  Class B Shares.....................................     (41,387,552)         (13,977,897)
  Class C Shares.....................................      (4,313,012)          (1,489,104)
                                                       --------------       --------------
                                                         (138,198,644)         (53,757,041)
                                                       --------------       --------------
    Total Distributions..............................    (151,625,773)         (64,446,669)
                                                       --------------       --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      33,943,958          120,800,824
                                                       --------------       --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................     608,114,596          357,663,305
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................     139,051,242           58,449,265
Cost of Shares Repurchased...........................    (541,465,227)        (204,209,399)
                                                       --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     205,700,611          211,903,171
                                                       --------------       --------------
TOTAL INCREASE IN NET ASSETS.........................     239,644,569          332,703,995
NET ASSETS:
Beginning of the Period..............................   1,149,631,443          816,927,448
                                                       --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of $607,125 and
  $2,619,132, respectively)..........................  $1,389,276,012       $1,149,631,443
                                                       ==============       ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Year Ended November 30,
                                          ---------------------------------------------------
             Class A Shares                1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................  $18.716    $16.786    $ 14.81    $ 12.26    $ 14.08
                                          -------    -------    -------    -------    -------
  Net Investment Income.................     .200       .226       .243        .28        .29
  Net Realized and Unrealized
    Gain/Loss...........................    2.441      3.032      2.851      3.455     (.1025)
                                          -------    -------    -------    -------    -------
Total from Investment Operations........    2.641      3.258      3.094      3.735      .1875
                                          -------    -------    -------    -------    -------
Less:
  Distributions from Net Investment
    Income..............................     .230       .230       .250      .2925        .27
  Distributions from Net Realized
    Gain................................    2.245      1.098       .868      .8925     1.7375
                                          -------    -------    -------    -------    -------
Total Distributions.....................    2.475      1.328      1.118      1.185     2.0075
                                          -------    -------    -------    -------    -------
Net Asset Value, End of the Period......  $18.882    $18.716    $16.786    $ 14.81    $ 12.26
                                          =======    =======    =======    =======    =======
Total Return (a)........................   16.21%     21.27%     22.35%     33.34%      1.21%
Net Assets at End of the Period (In
  millions).............................  $ 901.3    $ 773.3    $ 584.6    $ 381.6    $ 205.4
Ratio of Expenses to Average Net Assets
  (b)...................................     .92%       .94%      1.04%      1.15%      1.16%
Ratio of Net Investment Income to
  Average Net Assets (b)................    1.13%      1.33%      1.68%      2.24%      2.25%
Portfolio Turnover......................      76%        94%       110%       108%       102%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                         Year Ended November 30,
                                            -------------------------------------------------
             Class B Shares                  1998       1997       1996       1995      1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................    $18.630    $16.721    $ 14.77    $12.25    $14.07
                                            -------    -------    -------    ------    ------
  Net Investment Income.................       .071       .097       .142       .17       .17
  Net Realized and Unrealized
    Gain/Loss...........................      2.426      3.020      2.827     3.455    (.1025)
                                            -------    -------    -------    ------    ------
Total from Investment Operations........      2.497      3.117      2.969     3.625     .0675
                                            -------    -------    -------    ------    ------
Less
  Distributions from
  Net Investment Income.................       .110       .110       .150     .2125       .15
  Distributions from Net Realized
    Gain................................      2.245      1.098       .868     .8925    1.7375
                                            -------    -------    -------    ------    ------
Total Distributions.....................      2.355      1.208      1.018     1.105    1.8875
                                            -------    -------    -------    ------    ------
Net Asset Value, End of Period..........    $18.772    $18.630    $16.721    $14.77    $12.25
                                            =======    =======    =======    ======    ======
Total Return(a).........................     15.38%     20.37%     21.38%    32.15%      .36%
Net Assets at End of the Period (In
  millions).............................    $ 442.4    $ 340.8    $ 210.3    $ 98.4    $ 18.5
Ratio of Expenses to Average Net
  Assets (b)............................      1.69%      1.72%      1.83%     1.99%     2.02%
Ratio of Net Investment Income to
  Average Net Assets (b)................       .36%       .55%       .89%     1.25%     1.51%
Portfolio Turnover......................        76%        94%       110%      108%      102%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Year Ended November 30,
                                         -----------------------------------------------------
            Class C Shares                1998        1997        1996       1995       1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................  $18.643    $ 16.734    $  14.78    $ 12.26    $ 14.07
                                         -------    --------    --------    -------    -------
  Net Investment Income................     .072        .096        .139        .18        .17
  Net Realized and Unrealized
    Gain/Loss..........................    2.419       3.021       2.833      3.445     (.0925)
                                         -------    --------    --------    -------    -------
Total from Investment Operations.......    2.491       3.117       2.972      3.625      .0775
                                         -------    --------    --------    -------    -------
Less:
  Distributions from Net Investment
    Income.............................     .110        .110        .150      .2125        .15
  Distributions from Net Realized
    Gain...............................    2.245       1.098        .868      .8925     1.7375
                                         -------    --------    --------    -------    -------
Total Distributions....................    2.355       1.208       1.018      1.105     1.8875
                                         -------    --------    --------    -------    -------
Net Asset Value, End of the Period.....  $18.779    $ 18.643    $ 16.734    $ 14.78    $ 12.26
                                         =======    ========    ========    =======    =======
Total Return (a).......................   15.37%      20.28%      21.43%     32.23%       .36%
Net Assets at End of the Period (In
  millions)............................  $  45.6    $   35.5    $   22.1    $  10.4    $   3.5
Ratio of Expenses to Average Net
  Assets (b)...........................    1.69%       1.72%       1.83%      1.97%      2.01%
Ratio of Net Investment Income to
  Average Net Assets (b)...............     .36%        .55%        .89%      1.35%      1.50%
Portfolio Turnover.....................      76%         94%        110%       108%       102%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               November 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth and Income Fund, formerly known as Van Kampen American Capital Growth and Income Fund, (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide income and long-term growth of capital by investing principally in income-producing equity securities including common stock and convertible securities. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available were valued at the last bid price. Starting in early December 1998, these securities will be valued at the mean of bid and asked prices. The impact of the change is not considered material. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At November 30, 1998, there were no when issued or delayed delivery purchase commitments.

                               November 30, 1998
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures at November 30, 1998, and the deferral of losses for tax purposes resulting from wash sales.

     At November 30, 1998, for federal income tax purposes the cost of long-and short-term investments is $1,144,599,573; the aggregate gross unrealized appreciation is $289,016,163 and the aggregate gross unrealized depreciation is $27,665,035, resulting in net unrealized appreciation on long- and short-term investments of $261,351,128.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital

                               November 30, 1998
--------------------------------------------------------------------------------

gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

     For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended November 30, 1998. The Fund designated $81,752,232 as a 20% rate capital gain distribution. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $150 million......................................    .50 of 1%
Next $100 million.......................................    .45 of 1%
Next $100 million.......................................    .40 of 1%
Over $350 million.......................................    .35 of 1%

    For the year ended November 30, 1998, the Fund recognized expenses of approximately $41,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended November 30, 1998, the Fund recognized expenses of approximately $310,600 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1998, the Fund recognized expenses of approximately $2,353,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the

                               November 30, 1998
--------------------------------------------------------------------------------

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended November 30, 1998, the Fund paid brokerage commissions to Morgan Stanley Dean Witter & Co., an affiliate of Van Kampen, totaling $375.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At November 30, 1998, capital aggregated $644,640,721, $363,757,370 and
$37,167,437 for Classes A, B, and C, respectively. For the year ended November 30, 1998, transactions were as follows:

                                                 SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................      24,895,780    $ 446,127,507
  Class B.................................       7,916,780      142,709,294
  Class C.................................       1,081,258       19,277,795
                                              ------------    -------------
Total Sales...............................      33,893,818    $ 608,114,596
                                              ============    =============
Dividend Reinvestment:
  Class A.................................       5,811,162    $  95,421,131
  Class B.................................       2,446,668       39,889,597
  Class C.................................         229,289        3,740,514
                                              ------------    -------------
Total Dividend Reinvestment...............       8,487,119    $ 139,051,242
                                              ============    =============
Repurchases:
  Class A.................................     (24,293,403)   $(436,053,298)
  Class B.................................      (5,090,880)     (91,529,090)
  Class C.................................        (785,695)     (13,882,839)
                                              ------------    -------------
Total Repurchases.........................     (30,169,978)   $(541,465,227)
                                              ============    =============

                               November 30, 1998
--------------------------------------------------------------------------------

    At November 30, 1997, capital aggregated $539,145,381, $272,687,569 and
$28,031,967 for Classes A, B, and C, respectively. For the year ended November 30, 1997, transactions were as follows:

                                                 SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................     12,661,054    $ 214,097,873
  Class B..................................      7,448,409      127,830,907
  Class C..................................        936,448       15,734,525
                                               -----------    -------------
Total Sales................................     21,045,911    $ 357,663,305
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      2,817,850    $  43,169,689
  Class B..................................        925,904       14,037,324
  Class C..................................         81,806        1,242,252
                                               -----------    -------------
Total Dividend Reinvestment................      3,825,560    $  58,449,265
                                               ===========    =============
Repurchases:
  Class A..................................     (8,984,896)   $(150,897,486)
  Class B..................................     (2,659,743)     (45,883,568)
  Class C..................................       (431,229)      (7,428,345)
                                               -----------    -------------
Total Repurchases..........................    (12,075,868)   $(204,209,399)
                                               ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
YEAR OF REDEMPTION                                  CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................      5.00%           1.00%
Second..........................................      4.00%            None
Third...........................................      3.00%            None
Fourth..........................................      2.50%            None
Fifth...........................................      1.50%            None
Sixth and Thereafter............................       None            None

                               November 30, 1998
--------------------------------------------------------------------------------

    For the year ended November 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $506,700 and CDSC on the redeemed shares of Classes B and C of approximately $724,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $965,344,115 and $888,924,902, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               November 30, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended November 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at November 30, 1997...........................        170
Futures Opened.............................................        960
Futures Closed.............................................       (870)
                                                             ---------
Outstanding at November 30, 1998...........................        260
                                                             =========

    The futures contracts outstanding as of November 30, 1998, and the description and unrealized appreciation are as follows:

                                                               UNREALIZED
                                                  CONTRACTS   APPRECIATION
--------------------------------------------------------------------------
Long Contracts:
  S&P 500 Index Futures Dec 1998 (Current
  Notional Value of $290,625 per contract)......        260   $  8,254,087
                                                  =========   ============

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 1998, are payments retained by Van Kampen of approximately $3,462,900.

7. CAPITAL GAIN DISTRIBUTION

On December 9, 1998, the Fund declared and paid a long-term capital gain of $1.1095 per share payable to shareholders of record on that date.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Growth and Income Fund (the "Fund") at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

January 11, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value

International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income

Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income

Capital Preservation
     Reserve
     Tax Free Money

Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                       VAN KAMPEN GROWTH AND INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary
JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief
  Financial Officer

CURTIS W. MORRELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

TAX NOTICE TO CORPORATE SHAREHOLDERS
  For 1998, 30.37% of the dividends
taxables as ordinary income qualified
   for the 70% dividends received
     deduction for corporations.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by redemption costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                       VAN KAMPEN GROWTH AND INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                                       32